                           SUBSCRIPTION PROCEDURES


Dear Prospective US Order, Inc. Stockholder:

          To become a stockholder of US Order, Inc. ("US Order" or the "Company") please carefully follow the subscription procedures detailed below:

          1. Please read the Confidential Private Placement Memorandum dated July 15, 1993 (together with any supplements thereto) and the Subscription and Preferred Stock Purchase Agreement. If you would like to receive any additional information, or if you have any questions regarding US Order or the terms of the offering, please contact Mark S. Lynch at (703) 834-9401.

          2. Please complete and sign the Subscription and Preferred Stock Purchase Agreement enclosed herewith (the "Subscription Agreement"). When completing the Subscription Agreement, please be sure to respond to the inquiries contained in Sections 6 and 7 thereof.

          3. If you are subscribing for shares on behalf of an entity (i.e., other than an individual), please complete and sign the Certificate of Signatory which is attached as the last page of the Subscription Agreement.

          4. Enclose the original Promissory Note \a check for the amount of the purchase price made payable to "US Order-Escrow Account" and mail it together with your completed Subscription Agreement to:

               US Order, Inc.
               13873 Park Center Road
               Suite 230
               Herndon, VA  22071
               Attention:  Mark S. Lynch

          5. Should you prefer to utilize a wire transfer, please first contact Mark S. Lynch at (703) 834-9401 to make arrangements and receive wiring instructions.

          All subscription proceeds will be deposited by US Order in a segregated interest-bearing account and held for the benefit of subscribers pending the receipt and acceptance of subscriptions for the minimum offering, as described more fully in the Subscription Agreement. Subscription Agreements are not binding on US Order until accepted by US Order, which reserves the right to reject, in whole or in part, in its sole discretion, any lesser number of shares than the number for which a person has subscribed. If US Order rejects all or a portion of any subscription, US Order will promptly mail to the subscriber a check for all, or the appropriate portion of, the amount submitted with its subscription.

          Thank you for your interest in US Order.

                                                                  US Order, Inc.

                                                                 Exhibit 10.50

             SUBSCRIPTION AND PREFERRED STOCK PURCHASE AGREEMENT


SUBSCRIPTION AND PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof between US Order, Inc., a Delaware corporation with its principal offices at 13873 Park Center Road, Suite 230, Herndon, Virginia 22071 (the "Company") and the undersigned (the "Subscriber").


                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company desires to issue an aggregate of up to three million (3,000,000) shares (the "Shares") of Series C Preferred Stock (the "Series C Preferred Stock"), par value $.001 per share, of the Company in a private placement offering (the "Offering"), which shares of Series C Preferred Stock are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of Shares set forth on the signature page hereof (the Series C Preferred Stock and the Common Stock issuable upon conversion thereof being sometimes referred to collectively herein as the "Securities");

          NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:


1.   Subscription for Shares and Representations by Subscriber

          a. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company and the Company agrees to sell to the Subscriber 841,515 Shares, which constitute not less than six percent (6%) of the fully diluted common equity and convertible preferred equity of the Company (excluding unvested employee stock options) as of the date of closing, for $3,500,000 cash and for other mutually agreeable valuable consideration, as set forth in the contract, a copy of which is attached hereto and incorporated herein by reference as Attachment "A". The rights and preferences of the Series C Preferred Stock are set forth in the Certificate of Designation included in the Company's Amended and Restated Certificate of Incorporation available upon request from the Company. The cash portion of the purchase price is payable by bank check made payable to "US Order-Escrow Account" or wire transfer of immediately available funds contemporaneously with the execution and delivery of this Agreement.

          b. The Subscriber hereby acknowledges (i) receipt of the Company's Confidential Private Placement Memorandum dated July 15, 1993 (the "Confidential Memorandum"), the Supplement to the Confidential Private Placement Memorandum dated July 22, 1993 (the "Supplement"), the Second Supplement to the Confidential Private Placement Memorandum dated July 29, 1993 (the "Second Supplement"), the Third Supplement to the Confidential Private Placement Memorandum dated October 22, 1993 (the

"Third Supplement"), and the Fourth Supplement to the Confidential Private Placement Memorandum dated December 10, 1993, (the "Fourth Supplement"), and
(ii) that the Subscriber has carefully reviewed the Confidential Memorandum and the Supplements thereto. The Subscriber hereby acknowledges that the purchase of Shares involves a high degree of risk in that (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) the Subscriber may not be able to liquidate his investment; (iii) transferability of the Securities is extremely limited; and (iv) the Subscriber could sustain the loss of his entire investment.

          c. The Subscriber hereby acknowledges that he must be a qualified investor, as described herein, in order to qualify for the purchase of Shares, and that he must be able to bear the economic risk of an investment in the Shares.

          d. The Subscriber hereby represents that he is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), as indicated by his responses to the questions contained in Section 6 hereof, and that he is able to bear the economic risk of an investment in the Shares.

          e. The Subscriber hereby represents that he has prior investment experience, including investment in non-listed and non-registered securities, or he has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to him and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his behalf and that he is able to bear the economic risk he hereby assumes.

          f. The Subscriber hereby represents that he has been furnished by the Company during the course of this transaction with all information regarding the Company which he has requested or desired to know; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he had requested.

          g. The Subscriber hereby acknowledges that the Securities have not been registered under the Act or any state securities or "blue sky" laws and that the Offering of Shares has not been reviewed by the United States Securities and Exchange Commission (the "Commission") or any state regulatory authority, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Section 4(2) of the Act and pursuant to similar exemptions from registration provided by certain state securities laws. The Subscriber hereby represents that he is purchasing the Shares for his own account, for investment and not with a view to the resale or distribution of the Series C Preferred Stock or the underlying Common Stock. The Subscriber agrees that he will not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available.

          h. The Subscriber understands that there is no market for the Securities and that no market is expected to develop for the Securities. The Subscriber understands that even if a public market develops for the Common Stock issuable upon conversion of the Series C Preferred Stock, Rule 144 (the "Rule") promulgated under the Act requires, among other conditions, a two year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company is not obligated to comply with any reporting requirements under the Securities Exchange Act of 1934, as amended, and that the Company makes no representation or warranty that it will disseminate to the public any current financial or other information concerning the Company, as is required by the Rule as one of the conditions of its availability. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Series C Preferred Stock under the Act or any state securities or "blue sky" laws. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities, subject to the provisions set forth in Section 6, out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state securities or "blue sky" laws. The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Confidential Investor Questionnaire as set forth in Section 6 hereof or any sale or distribution by the undersigned Subscriber in violation of the Act or any applicable state securities or "blue sky" laws.

          i. The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Series C Preferred Stock or the Common Stock, stating that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

          j. The Subscriber understands that the Company will review this Agreement and is hereby given authority by the undersigned to call his bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Company reserves the unrestricted right to reject subscriptions in whole or in part and to close the Offer to the Subscriber at any time.

          k. The Subscriber hereby represents that the address of the Subscriber furnished by him on the signature page hereof is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

          l. The Subscriber hereby represents that his total investment in the Shares does not represent more than five percent (5%) of his net worth and that his overall commitment to investments which are not readily marketable is reasonable in relation to his net worth.

          m. The Subscriber hereby represents that he is willing and able to bear the economic risk of this investment, has no need for liquidity of this investment and is able to sustain a complete loss of the investment.

          n. The Subscriber understands the significance to the Company of its representations, including those in Section 8, and they are made with the intention that the Company will rely on them.


2.   Representations by the Company

          The Company represents and warrants to the Subscriber that on the date of consummation of the Offering:

          a. The Company is and will be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has and will have the corporate power to conduct the business which it now conducts;

          b. The execution, delivery and performance of this Agreement by the Company will have been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Series C Preferred Stock will have been duly taken and approved;

          c. The Shares will have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable;

          d. The Company will, at all times that the Shares are outstanding, have authorized and reserved a sufficient number of shares of Common Stock to provide for conversion of the Shares;

          e. The shares of Common Stock issuable upon conversion of the Series C Preferred Stock, when issued and paid for in accordance with the terms of the Series C Preferred Stock, will be duly and validly issued, fully paid and nonassessable;

          f. The Company will not be in any material respect in violation of or in default in any material respect under, nor will the execution and delivery of this Agreement, or the issuance of the Series C Preferred Stock and the incurrence of the obligations herein set forth and the consummation of the transactions herein contemplated, result in a material violation of, or constitute a material default under, the Amended and Restated Certificate of

Incorporation or the By-laws of the Company; and

          g. The Company shall provide each holder of at least 5% of the original issuance of Series C Preferred Stock (or that number of shares of Common Stock into which all or part of such percentage of the original issuance of Series C Preferred Stock is converted) with unaudited quarterly financial statements within 60 days of the end of each quarter, audited annual financial statements within 90 days of the end of each fiscal year and such other financial information as such holders of Series C Preferred Stock may reasonably request from time to time. The right to receive such financial information pursuant to this Agreement shall not be assignable by the Subscriber without the prior written consent of the Company and shall terminate upon the sale by the Company of Common Stock or any class or series of securities convertible into Common Stock in an initial public offering.


3.   Terms of Subscription

          a. The subscription period will terminate at 11:59 p.m., Washington, D.C. time, on December 15, 1993, unless extended by the Company at its discretion for an additional period not to exceed 90 days (the "Termination Date").

          b. The minimum subscription per Subscriber shall be for $1,000,000 of the Series C Preferred Stock, subject to the Company's right to accept or reject subscriptions in whole or in part.

          c. A closing will take place if the Company receives subscriptions for purchases aggregating at least $12,000,000 of Shares on or prior to the Termination Date, which condition may not be waived by the Company without the written consent of the Subscriber. The Company may hold one or more closings on any additional subscriptions it may receive. The certificates representing the Series C Preferred Stock will delivered by the Company within ten (10) days following the Termination Date.

4. Incidental Registration. If the Company at any time proposes to register any of its common Stock under the Act, for its own account or for the account of any other person or entity (other than any registration of an offering solely to employees of the Company or its subsidiaries), it shall promptly give written notice to Subscriber of its intention to do so, and the Company shall include in such registration, subject to Section 5 hereof, all Shares that Subscriber shall specify in a written notice delivered to the Company within 20 days after its receipt of the Company's notice of the proposed filing of the registration statement, provided that the Company shall not be required to include in such registration any Shares that Subscriber shall so specify if, in the unqualified opinion of counsel to the Company reasonably acceptable to the Subscriber so specifying, registration under the Act is not required for the transfer of such Shares in the manner requested by Subscriber or that a post-effective amendment to an existing registration statement would be legally sufficient for such a transfer and the Company shall have obtained such a post-effective amendment.

5. Exclusion. If the proposed or required registration is to be underwritten (whether on a "best efforts" or a "firm commitment" basis), the managing underwriter shall have the right to exclude all or any part of Subscriber's Shares if the underwriter advises the Company in writing that it reasonably believes that such securities should be withdrawn therefrom. Any exclusion of Shares shall be made pro rata among Subscriber and all other persons and/or entities participating in the registration in proportion to the respective number of Shares or other securities for which Subscriber and each such other person or entity have requested registration.

6.   Miscellaneous

          a. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to the Company, US Order, Inc., 13873 Park Center Road, Suite 230,
                                                                        ---
Herndon, VA 22071 and to the Subscriber at his address indicated on the signature page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

          b. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

          c. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          d. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Securities as herein provided; subject, however, to the right hereby reserved to the Company to enter into substantially the same agreement with other subscribers and to add and/or delete other persons as subscribers.

          e. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

          f. In order to discourage frivolous claims, the parties agree that unless a claimant in any proceeding succeeds in establishing his claim and recovering a judgment against another party (regardless of whether such claimant succeeds against one of the other parties to the action), then the other party shall be entitled to recover from such claimant all of its/their legal costs and expenses relating to such proceeding and/or incurred in preparation therefor.

          g. The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

          h. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

          i. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

          j. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

7.   Notice to Pennsylvania Residents

          The undersigned hereby acknowledges that the Company is relying upon the exemption from registration of securities set forth in Section 203(d) of the Pennsylvania Securities Act of 1972, as amended (the "Pennsylvania Act"), in connection with the sale of the Shares to the undersigned.

          In accordance with the requirements of the Pennsylvania Act, the undersigned hereby acknowledges and agrees that (a) the securities purchased cannot be sold for a period of twelve (12) months from the date of purchase, except as permitted under Section 204.011 of the Pennsylvania Securities Regulations, and (b) PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA ACT, EACH PENNSYLVANIA RESIDENT WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION UNDER SECTION 203(D) OF THE PENNSYLVANIA ACT DIRECTLY FROM THE COMPANY OR AN AFFILIATE OF THE COMPANY HAS THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR ANY OTHER PERSON WITHIN TWO
(2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF THIS AGREEMENT.

8.   Confidential Investor Questionnaire

          The Subscriber represents and warrants that the undersigned comes within each category checked below, and that for any category checked, the undersigned has truthfully set forth the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

[ ]  1.   The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of
          Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

              Florida Corporation
          -----------------------------------

          -----------------------------------

[ ]  2.   The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

[ ]  3.   The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

[ ]  4.   The undersigned is a bank; a savings and loan association, insurance company, registered investment company; registered business development company; licensed small business investment company ("SBIC"); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.


          -----------------------------------

          -----------------------------------  (describe entity)

[ ]  5.   The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940.

          -----------------------------------

          -----------------------------------  (describe entity)

[ ]  6.   The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

          Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

[ ]  7.   The undersigned is a trust with total assets in excess of
          $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

[ ]  8.   The undersigned is an entity all the equity owners of which are
          "accredited investors" within one or more of the above categories. If
                                                                             --
          relying upon this Category alone, each equity owner must complete a
          -------------------------------------------------------------------
          separate copy of this Agreement.
          --------------------------------


          -----------------------------------

          -----------------------------------   (describe entity)

9.   Manner in Which Title to be Held (check one)

     [ ]  Corporation*
     [ ]  Community Property
     [ ]  Joint Tenants with Right of Survivorship (both parties must sign)
     [ ]  Partnership*
     [ ]  Tenants in Common
     [ ]  Individual Ownership
     [ ]  Trust*
     [ ]  Other

* If Shares are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

          Number of Shares Subscribed For:           841,515
          Dollar Amount Enclosed or Wired:           $3,500,000
          Dollar Value of Contractual Consideration: $2,500,000


             Name(s) Exactly as Intended to Appear on Stock Certificate


/s/ ROSS JONES
- -------------------------------------     --------------------------------------
Signature                                 Signature (if purchasing jointly)

ROSS JONES
- -------------------------------------     --------------------------------------
Name Typed or Printed                     Name Typed or Printed

- -------------------------------------     --------------------------------------
Address                                   Address

- -------------------------------------     --------------------------------------


- -------------------------------------     --------------------------------------
City, State and Zip Code                  City, State and Zip Code

- -------------------------------------     --------------------------------------
Telephone                                 Telephone

- -------------------------------------     --------------------------------------
Tax Id. or Social Security No.            Tax Id. or Social Security No.


Dated:      12/20      , 1993           Dated:                  , 1993
        --------------                          ---------------
     This Subscription and Preferred Stock Purchase Agreement is agreed to and
     accepted as of                 , 1993.
                    ----------------
US Order, Inc.

By   /s/ SIGNATURE APPEARS HERE
    ----------------------------         Subscription Accepted For:
Its: PRESIDENT                               841,515
    ----------------------------         ---------------------  Shares

                            CERTIFICATE OF SIGNATORY

       (To be completed if Shares are being subscribed for by an entity)


I,                                   , am the                       of
   ----------------------------------         ---------------------

- ----------------------------------- (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription and Preferred Stock Purchase Agreement and to purchase and hold the Shares, and certify further that the Subscription and Preferred Stock Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.


IN WITNESS WHEREOF, I have set my hand this            day of
                                            ----------
                          1993
- -------------------------


- --------------------------------------------
Signature